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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 29, 2005


                                  CWHEQ, INC.
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            (Exact name of registrant as specified in its charter)




          Delaware                  333-126790              87-0698310
----------------------------       ------------         -------------------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
      of Incorporation)            File Number)         Identification No.)

     4500 Park Granada
   Calabasas, California                                       91302
   ---------------------                                  ----------------
   (Address of Principal                                     (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------


         CWHEQ, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of December 29, 2005 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as sponsor and master servicer, and JPMorgan Chase Bank, N.A., as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2005-M.






























----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated August 4, 2004 and the Prospectus Supplement dated December 27, 2005 of CWHEQ, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2005-M.


      The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the cut-off mortgage loans and the related mortgage properties as of the close of business on the Cut-off Date.

                                          Principal Balances for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Range of Principal Balances ($)     Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
$0.01 - $10,000.00 ............  $    8,183,278     1,348         0.48%  $   6,071     6.757%     294.87       719      76.3%
$10,000.01 - $20,000.00 .......      35,601,115     2,235         2.07      15,929     7.150      298.21       707      82.8
$20,000.01 - $30,000.00 .......     111,296,884     4,232         6.48      26,299     7.702      298.27       710      86.0
$30,000.01 - $40,000.00 .......     169,139,514     4,787         9.85      35,333     7.914      298.95       711      88.2
$40,000.01 - $50,000.00 .......     184,217,548     4,021        10.72      45,814     7.916      298.66       710      86.9
$50,000.01 - $60,000.00 .......     183,592,353     3,306        10.69      55,533     8.106      298.67       711      88.2
$60,000.01 - $70,000.00 .......     134,913,026     2,076         7.85      64,987     8.083      298.56       715      89.0
$70,000.01 - $80,000.00 .......     111,358,125     1,480         6.48      75,242     8.205      298.29       713      89.0
$80,000.01 - $90,000.00 .......      79,258,682       927         4.61      85,500     8.085      298.62       715      89.4
$90,000.01 - $100,000.00 ......     103,726,971     1,071         6.04      96,851     7.944      298.38       710      84.1
$100,000.01 - $125,000.00 .....     117,721,540     1,040         6.85     113,194     8.402      298.16       721      91.0
$125,000.01 - $150,000.00 .....     113,188,155       817         6.59     138,541     8.535      298.53       714      88.4
$150,000.01 - $175,000.00 .....      58,693,655       361         3.42     162,586     8.524      298.68       718      89.2
$175,000.01 - $200,000.00 .....      75,222,593       392         4.38     191,894     8.331      298.24       716      84.8
$200,000.01 - $225,000.00 .....      21,819,100       102         1.27     213,913     7.731      298.51       714      85.6
$225,000.01 - $250,000.00 .....      30,608,876       126         1.78     242,928     7.993      298.52       718      85.2
$250,000.01 - $275,000.00 .....      14,287,328        54         0.83     264,580     7.377      298.76       718      83.0
$275,000.01 - $300,000.00 .....      19,013,170        65         1.11     292,510     7.674      297.78       730      81.7
$300,000.01 - $325,000.00 .....       8,485,971        27         0.49     314,295     8.394      298.64       722      84.6
$325,000.01 - $350,000.00 .....      13,056,166        38         0.76     343,583     8.048      298.76       733      84.1
$350,000.01 - $375,000.00 .....       9,438,478        26         0.55     363,018     7.741      298.69       719      84.4
$375,000.01 - $400,000.00 .....      13,373,009        34         0.78     393,324     7.235      298.65       723      83.9
$400,000.01 - $425,000.00 .....       5,350,297        13         0.31     411,561     8.036      298.61       738      82.2
$425,000.01 - $450,000.00 .....       8,848,052        20         0.52     442,403     8.002      298.50       724      81.3
$450,000.01 - $475,000.00 .....       2,759,826         6         0.16     459,971     8.706      298.67       720      86.9
$475,000.01 - $500,000.00 .....      14,912,930        30         0.87     497,098     7.466      298.83       724      74.4
$500,000.01 - $525,000.00 .....       1,017,750         2         0.06     508,875     8.311      298.00       740      85.0
$525,000.01 - $550,000.00 .....       3,763,720         7         0.22     537,674     7.951      298.71       727      86.6
$550,000.01 - $575,000.00 .....       1,692,750         3         0.10     564,250     9.699      298.34       700      90.0
$575,000.01 - $600,000.00 .....       4,172,750         7         0.24     596,107     7.155      298.29       725      79.6
$600,000.01 - $625,000.00 .....       1,846,750         3         0.11     615,583     7.746      298.66       722      84.7
$625,000.01 - $650,000.00 .....       3,831,905         6         0.22     638,651     7.524      297.49       746      74.7
$650,000.01 - $675,000.00 .....       2,648,775         4         0.15     662,194     7.344      297.25       714      85.0
$675,000.01 - $700,000.00 .....       5,541,033         8         0.32     692,629     7.726      298.38       729      83.4
$700,000.01 - $725,000.00 .....         706,500         1         0.04     706,500     9.125      298.00       655      71.1
$725,000.01 - $750,000.00 .....         742,000         1         0.04     742,000     7.500      299.00       748      90.0
$750,000.01 - $775,000.00 .....         762,000         1         0.04     762,000     7.000      299.00       739      80.1
$775,000.01 - $800,000.00 .....       3,945,939         5         0.23     789,188     7.449      299.00       744      83.4
$800,000.01 - $825,000.00 .....         810,000         1         0.05     810,000     8.000      299.00       688      80.0
$825,000.01 - $850,000.00 .....       1,700,000         2         0.10     850,000     9.188      298.50       711      84.9
$850,000.01 - $875,000.00 .....       2,572,804         3         0.15     857,601     8.297      299.33       738      82.4
$875,000.01 - $900,000.00 .....       5,340,133         6         0.31     890,022     7.629      296.47       708      77.6
$900,000.01 - $925,000.00 .....         903,750         1         0.05     903,750     7.500      298.00       733      79.8
$925,000.01 - $950,000.00 .....         950,000         1         0.06     950,000     8.250      299.00       702      71.8
$975,000.01 - $1,000,000.00 ...       5,992,000         6         0.35     998,667     7.478      298.83       721      74.8
Greater than $1,000,000.00 ....      20,981,064        15         1.22   1,398,738     7.972      298.75       717      77.2
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========

      As of the Cut-off Date, the average principal balance of the cut-off mortgage loans was approximately $59,825.


                                                              3

                                             Loan Programs for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Description of Loan Programs        Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
5 Year Draw/5 Year Repay ......  $       26,991         4         0.00%  $   6,748     8.413%      69.13       739      79.7%
5 Year Draw/10 Year Repay (1) .         407,787         4         0.02     101,947     8.025      177.32       720      91.8
10 Year Draw/0 Year Repay .....         421,475         6         0.02      70,246     8.659      117.00       735      95.4
10 Year Draw/15 Year Repay ....   1,707,074,443    28,445        99.36      60,013     8.038      298.29       714      86.9
10 Year Draw/20 Year Repay ....       9,269,011       246         0.54      37,679     8.036      359.40       718      91.9
15 Year Draw/0 Year Repay .....         522,190         9         0.03      58,021     9.600      176.66       711      96.7
15 Year Draw/10 Year Repay ....         266,366         3         0.02      88,789     7.753      291.45       768      71.4
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========
--------------
(1) Assumes that the draw period for the cut-off mortgage loans with ten year draw periods and fifteen year repayment periods will be extended for an additional five years.

                                                              4

                                              Loan Rates for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Range of Loan Rates (%)             Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
3.001 - 3.500 .................  $       26,886         1         0.00%  $  26,886     3.500%     297.00       669      99.9%
3.501 - 4.000 .................     185,544,131     4,146        10.80      44,753     3.990      299.22       702      79.6
4.501 - 5.000 .................         699,593         8         0.04      87,449     5.000      294.77       728      86.2
5.001 - 5.500 .................      35,284,747       632         2.05      55,830     5.488      297.26       710      89.9
5.501 - 6.000 .................      55,260,371     1,001         3.22      55,205     5.763      298.43       705      91.9
6.001 - 6.500 .................      15,840,857       185         0.92      85,626     6.421      297.80       725      85.9
6.501 - 7.000 .................     273,607,234     4,515        15.93      60,600     6.935      298.73       728      84.8
7.001 - 7.500 .................     144,895,403     2,175         8.43      66,619     7.400      298.69       718      76.3
7.501 - 8.000 .................     148,435,747     1,960         8.64      75,733     7.894      298.93       716      82.7
8.001 - 8.500 .................     112,668,571     1,663         6.56      67,750     8.320      298.69       712      84.9
8.501 - 9.000 .................     140,849,209     2,338         8.20      60,243     8.847      298.31       717      88.7
9.001 - 9.500 .................     201,231,208     3,666        11.71      54,891     9.353      298.17       724      91.9
9.501 - 10.000 ................     143,413,113     2,269         8.35      63,205     9.820      298.32       702      90.9
10.001 - 10.500 ...............     137,472,814     2,379         8.00      57,786    10.428      298.13       713      95.8
10.501 - 11.000 ...............      37,632,299       546         2.19      68,924    10.805      298.22       702      92.7
11.001 - 11.500 ...............      43,635,878       589         2.54      74,085    11.364      297.75       708      96.4
11.501 - 12.000 ...............      25,365,794       396         1.48      64,055    11.790      297.64       691      95.4
12.001 - 12.500 ...............       9,928,469       156         0.58      63,644    12.261      297.70       673      94.7
12.501 - 13.000 ...............       4,692,894        67         0.27      70,043    12.799      298.17       671      95.9
Greater than 13.000 ...........       1,503,044        25         0.09      60,122    13.927      297.82       663      92.9
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========


      As of the Cut-off Date, the weighted average loan rate of the cut-off mortgage loans was approximately 7.839%.

                                Months Remaining to Scheduled Maturity for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
Range of Months Remaining to            Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Scheduled Maturity (Mos.)           Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
60 or Less ....................  $       17,787         2         0.00%  $   8,894     8.675%      58.60       729      82.5%
85 - 96 .......................           9,204         2         0.00       4,602     7.909       89.48       757      74.4
109 - 120 .....................         421,475         6         0.02      70,246     8.659      117.00       735      95.4
169 - 180 .....................         929,977        13         0.05      71,537     8.909      176.95       715      94.5
181 - 192 .....................          14,332         1         0.00      14,332     8.000      182.00       748      72.1
205 - 216 .....................          38,469         3         0.00      12,823     7.000      210.63       733      62.8
217 - 228 .....................          44,795         3         0.00      14,932     9.072      224.64       672      88.1
229 - 240 .....................       5,239,543       223         0.30      23,496     8.987      238.19       722      80.2
253 - 264 .....................           4,880         1         0.00       4,880     7.000      260.00       784      99.0
265 - 276 .....................         790,821        45         0.05      17,574     8.032      272.68       769      61.7
277 - 288 .....................       2,262,470        98         0.13      23,086     7.571      284.00       733      77.9
289 - 300 .....................   1,698,945,497    28,074        98.89      60,517     8.036      298.51       714      87.0
349 - 360 .....................       9,269,011       246         0.54      37,679     8.036      359.40       718      91.9
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========


      As of the Cut-off Date, the weighted average remaining months to scheduled maturity of the cut-off mortgage loans was approximately 299.

      The above table assumes that the draw period for the cut-off mortgage loans with five year draw periods and fifteen year repayment periods will be extended for an additional five years.


                                                              5

                                     Combined Loan-to-Value Ratios for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
Range of Combined                       Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Loan-to-Value Ratio (%)             Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
0.01 - 10.00 ..................  $       11,566         2         0.00%  $   5,783     7.918%     245.65       799       4.0%
10.01 - 20.00 .................         712,964        18         0.04      39,609     5.486      298.17       714      15.8
20.01 - 30.00 .................       4,074,342        79         0.24      51,574     6.775      297.20       713      26.7
30.01 - 40.00 .................       8,935,980       205         0.52      43,590     6.713      296.95       714      36.2
40.01 - 50.00 .................      22,201,125       461         1.29      48,159     6.779      298.21       708      45.7
50.01 - 60.00 .................      44,865,991       845         2.61      53,096     6.704      297.92       710      55.5
60.01 - 70.00 .................     135,985,837     2,233         7.92      60,898     6.680      298.50       706      66.8
70.01 - 80.00 .................     248,392,552     3,598        14.46      69,036     7.030      298.26       706      77.6
80.01 - 90.00 .................     629,112,980    10,937        36.62      57,522     8.296      298.57       712      88.8
90.01 - 100.00 ................     623,694,928    10,339        36.30      60,324     8.649      298.62       722      98.1
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========


      As of the Cut-off Date, the weighted average combined loan-to-value ratio of the cut-off mortgage loans was approximately 86.94%.

                                                              6


      The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.

                                        Geographic Distribution for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
State                               Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
Alabama .......................  $    7,407,169       216         0.43%  $  34,292     7.786%     296.77       715      92.4%
Arizona .......................      55,933,667     1,087         3.26      51,457     7.564      298.55       712      86.4
Arkansas ......................       4,593,208       103         0.27      44,594     6.930      298.50       716      84.6
California ....................     842,378,225     9,928        49.03      84,849     8.303      298.39       717      85.9
Colorado ......................      38,691,593       764         2.25      50,643     7.667      298.22       721      91.0
Connecticut ...................      19,769,509       357         1.15      55,377     8.222      298.57       710      86.5
Delaware ......................       3,732,999        79         0.22      47,253     7.861      298.39       700      88.1
District of Columbia ..........       2,502,031        41         0.15      61,025     7.778      298.23       716      84.3
Florida .......................      76,462,361     1,586         4.45      48,211     8.129      298.51       710      87.0
Georgia .......................      23,864,228       554         1.39      43,076     7.508      298.36       712      93.5
Hawaii ........................      11,707,299       172         0.68      68,066     7.894      298.24       711      78.2
Idaho .........................       8,853,818       211         0.52      41,961     8.183      297.59       711      87.4
Illinois ......................      50,534,878     1,081         2.94      46,748     8.028      298.41       713      89.6
Indiana .......................      12,059,018       330         0.70      36,542     7.606      299.05       707      91.0
Iowa ..........................       2,107,201        67         0.12      31,451     8.322      300.80       713      94.0
Kansas ........................       7,521,353       214         0.44      35,147     7.457      298.35       719      92.8
Kentucky ......................       8,107,144       223         0.47      36,355     7.704      299.26       714      92.1
Louisiana .....................       1,091,857        24         0.06      45,494     6.679      299.58       700      82.7
Maine .........................       3,423,158        97         0.20      35,290     7.239      298.72       711      85.5
Maryland ......................      41,603,647       762         2.42      54,598     7.717      298.30       708      85.6
Massachusetts .................      30,266,815       498         1.76      60,777     7.798      299.73       711      84.9
Michigan ......................      27,164,377       782         1.58      34,737     7.820      304.02       708      90.1
Minnesota .....................      19,545,538       453         1.14      43,147     7.804      298.05       713      88.3
Mississippi ...................         628,460        16         0.04      39,279     6.178      306.95       698      92.9
Missouri ......................      15,001,577       432         0.87      34,726     7.560      298.61       710      90.9
Montana .......................         965,136        27         0.06      35,746     7.865      297.98       719      82.1
Nebraska ......................         944,511        27         0.05      34,982     7.846      303.54       706      96.2
Nevada ........................      15,636,365       308         0.91      50,767     8.131      296.02       711      86.5
New Hampshire .................       7,125,346       144         0.41      49,482     7.627      298.85       705      88.1
New Jersey ....................      55,479,333     1,016         3.23      54,606     7.739      298.63       710      85.0
New Mexico ....................       4,770,064       127         0.28      37,560     7.686      298.44       708      89.9
New York ......................      49,029,054       903         2.85      54,296     7.897      298.57       709      82.9
North Carolina ................      12,507,799       321         0.73      38,965     7.439      297.88       713      90.6
North Dakota ..................         303,633         9         0.02      33,737     7.473      298.65       717      94.4
Ohio ..........................      22,971,286       606         1.34      37,906     7.661      298.38       715      93.4
Oklahoma ......................       4,575,584       143         0.27      31,997     7.581      295.14       715      90.0
Oregon ........................      29,234,841       611         1.70      47,848     7.750      298.36       718      88.4
Pennsylvania ..................      33,264,695       863         1.94      38,545     7.543      298.52       711      88.1
Rhode Island ..................       5,167,712       107         0.30      48,296     7.726      298.96       705      86.9
South Carolina ................       6,015,051       162         0.35      37,130     8.093      298.48       705      93.0
South Dakota ..................         292,597        10         0.02      29,260     7.896      295.65       692      81.5
Tennessee .....................      12,296,779       318         0.72      38,669     7.440      297.98       724      93.2
Texas .........................       3,514,297        82         0.20      42,857     7.290      297.72       715      88.1
Utah ..........................       9,777,747       226         0.57      43,264     8.149      296.59       715      90.9
Vermont .......................       1,328,406        34         0.08      39,071     6.622      303.71       699      84.2
Virginia ......................      48,805,769       882         2.84      55,335     7.796      298.51       711      87.0
Washington ....................      58,253,847     1,154         3.39      50,480     7.800      298.49       716      89.4
West Virginia .................       2,474,401        64         0.14      38,663     7.491      297.45       705      87.9
Wisconsin .....................      16,612,238       453         0.97      36,672     7.825      299.04       709      89.1
Wyoming .......................       1,690,641        43         0.10      39,317     7.216      300.90       716      88.5
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========


                                                              7

                                             Credit Scores for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Range of Credit Scores              Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
821 - 840 .....................  $      100,822         4         0.01%  $  25,206     8.313%     294.90       826      69.7%
801 - 820 .....................      19,532,051       335         1.14      58,305     7.985      298.35       806      89.3
781 - 800 .....................      81,177,742     1,292         4.73      62,831     7.956      298.43       789      88.3
761 - 780 .....................     155,707,985     2,644         9.06      58,891     7.998      298.32       769      88.2
741 - 760 .....................     217,295,859     3,544        12.65      61,314     7.933      298.65       750      88.9
721 - 740 .....................     265,925,963     4,286        15.48      62,045     8.002      298.35       730      88.0
701 - 720 .....................     325,550,814     5,053        18.95      64,427     8.103      298.46       710      88.0
681 - 700 .....................     265,766,381     4,329        15.47      61,392     8.112      298.63       691      86.1
661 - 680 .....................     219,828,062     3,840        12.80      57,247     8.132      298.49       671      85.2
641 - 660 .....................     110,539,989     2,164         6.43      51,081     8.007      298.73       652      83.2
621 - 640 .....................      54,524,833     1,173         3.17      46,483     7.851      298.47       631      81.2
601 - 620 .....................       1,798,753        47         0.10      38,271     8.155      299.45       619      74.9
581 - 600 .....................         231,891         5         0.01      46,378     7.886      298.60       594      85.1
561 - 580 .....................           7,119         1         0.00       7,119     9.125      239.00       579      61.8
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========


      As of the Cut-off Date, the weighted average credit score of the cut-off mortgage loans was approximately 714.

                                             Property Type for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Property Type                       Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
Single Family Residence .......  $1,217,768,848    21,032        70.88%  $  57,901     7.972%     298.58       712      86.0%
Planned Unit Development (PUD)      331,931,724     4,779        19.32      69,456     8.070      298.20       717      88.1
Low-Rise Condominium ..........     125,210,474     2,270         7.29      55,159     8.404      298.49       726      91.9
2-4 Units .....................      29,374,629       457         1.71      64,277     8.704      298.70       722      89.6
High-Rise Condominium .........      13,626,460       176         0.79      77,423     8.480      298.52       733      88.7
MNF ...........................          76,129         3         0.00      25,376     7.867      252.72       733      69.7
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========


                                                              9

                                             Gross Margins for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Range of Gross Margins (%)          Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
Less than or equal to 0.000 ...  $  217,801,138     3,017        12.68%  $  72,191     6.330%     298.49       730      77.9%
0.001 - 0.250 .................      55,437,647       996         3.23      55,660     6.292      299.15       706      69.9
0.251 - 0.500 .................     151,996,828     2,512         8.85      60,508     6.585      298.66       718      78.3
0.501 - 0.750 .................      53,541,218       815         3.12      65,695     7.156      299.13       717      80.4
0.751 - 1.000 .................     130,626,484     1,762         7.60      74,135     7.602      298.73       718      85.2
1.001 - 1.250 .................      88,563,464     1,473         5.16      60,125     7.134      298.87       693      79.6
1.251 - 1.500 .................      65,017,821     1,022         3.78      63,618     7.839      298.51       721      89.9
1.501 - 1.750 .................      62,379,576       931         3.63      67,003     8.289      299.05       706      84.7
1.751 - 2.000 .................     129,178,379     2,687         7.52      48,075     7.920      298.21       726      91.0
2.001 - 2.250 .................     101,392,618     1,808         5.90      56,080     8.067      298.24       713      90.0
2.251 - 2.500 .................     171,400,888     3,482         9.98      49,225     8.633      298.51       729      93.6
2.501 - 2.750 .................      94,243,237     1,560         5.49      60,412     9.267      298.27       701      91.0
2.751 - 3.000 .................      79,623,671     1,284         4.63      62,012     8.893      298.60       700      91.5
3.001 - 3.250 .................      32,706,813       425         1.90      76,957     9.303      298.21       710      92.4
3.251 - 3.500 .................     133,661,053     2,584         7.78      51,726     9.620      298.29       710      96.6
3.501 - 3.750 .................      25,058,057       368         1.46      68,093     9.896      298.24       711      93.1
3.751 - 4.000 .................      19,578,848       301         1.14      65,046     9.982      298.28       688      93.2
4.001 - 4.250 .................      18,947,253       280         1.10      67,669    10.085      297.68       702      94.7
4.251 - 4.500 .................      31,450,858       436         1.83      72,135    10.900      297.94       704      97.3
4.501 - 4.750 .................      23,197,815       481         1.35      48,228     9.778      297.68       674      95.4
4.751 - 5.000 .................      11,029,003       136         0.64      81,096    10.801      298.56       698      96.0
5.001 - 5.250 .................       9,367,282       140         0.55      66,909    10.915      298.41       672      95.2
5.251 - 5.500 .................       3,839,091        89         0.22      43,136    10.102      296.78       661      95.2
5.501 - 5.750 .................       3,355,391        51         0.20      65,792    11.802      298.54       666      96.6
5.751 - 6.000 .................       2,538,238        40         0.15      63,456    10.775      297.97       667      94.7
6.001 - 6.250 .................         759,807        14         0.04      54,272    12.238      298.02       667      92.5
6.251 - 6.500 .................         287,491         9         0.02      31,943     6.533      297.97       636      94.6
6.501 - 6.750 .................         442,539         6         0.03      73,757    10.991      297.96       656      93.8
6.751 - 7.000 .................         106,960         3         0.01      35,653    11.968      297.48       639      89.8
7.001 - 7.250 .................          79,376         2         0.00      39,688    14.250      298.57       634      91.5
7.251 - 7.500 .................         200,000         1         0.01     200,000    14.375      298.00       656      99.9
7.501 - 7.750 .................          94,500         1         0.01      94,500    14.700      298.00       637      89.8
Greater than 10.000 ...........          84,919         1         0.00      84,919    18.000      297.00       660      87.5
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========


      As of the Cut-off Date, the weighted average gross margin of the cut-off mortgage loans was approximately 1.845%.


                                                              8


      The credit limit utilization rates in the following table are determined by dividing the principal balance as of the
Cut-off Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.

                                    Credit Limit Utilization Rates for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
Range of Credit                         Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Limit Utilization Rates (%)         Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
0.01 - 10.00 ..................  $    3,068,585       480         0.18%  $   6,393     7.223%     295.72       729      72.8%
10.01 - 20.00 .................       7,615,240       498         0.44      15,292     6.996      296.71       724      76.4
20.01 - 30.00 .................      13,680,480       552         0.80      24,783     6.970      298.34       723      76.6
30.01 - 40.00 .................      18,815,266       597         1.10      31,516     6.840      297.84       718      76.9
40.01 - 50.00 .................      27,316,146       742         1.59      36,814     6.907      298.21       711      74.8
50.01 - 60.00 .................      39,640,711       817         2.31      48,520     6.884      298.52       710      75.8
60.01 - 70.00 .................      42,338,666       855         2.46      49,519     6.876      298.15       708      77.3
70.01 - 80.00 .................      58,832,062     1,049         3.42      56,084     6.866      298.29       707      77.5
80.01 - 90.00 .................      62,436,433     1,015         3.63      61,514     7.121      298.08       707      80.4
90.01 - 100.00 ................   1,444,064,571    22,108        84.06      65,319     8.247      298.57       715      88.7
Greater than 100.00 ...........         180,103         4         0.01      45,026     8.602      292.62       677      95.9
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========

      As of the Cut-off Date, the average credit limit utilization rate of the cut-off mortgage loans was approximately
88.77%.


                                          Maximum Loan Rates for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Maximum Loan Rates (%)              Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
13.500  .......................  $      120,555         6         0.01%  $  20,092    10.080%     238.42       693      98.5%
16.000  .......................      61,367,305     1,211         3.57      50,675     7.799      298.56       710      84.4
17.000  .......................      79,917,421     1,667         4.65      47,941     8.092      298.61       710      87.0
18.000  .......................   1,576,582,983    25,833        91.77      61,030     8.045      298.50       715      87.0
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========

      As of the Cut-off Date, the weighted average maximum loan rate of the cut-off mortgage loans was approximately 17.882%.


                                                             10

                                             Credit Limits for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Range of Credit Limits ($)          Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
$0.01 - $10,000.00 ............  $    1,322,012       185         0.08%  $   7,146     7.748%     293.81       708      84.0%
$10,000.01 - $20,000.00 .......      23,271,598     1,656         1.35      14,053     7.488      297.28       707      84.6
$20,000.01 - $30,000.00 .......      88,747,605     3,681         5.17      24,110     7.934      298.31       709      88.3
$30,000.01 - $40,000.00 .......     151,670,497     4,604         8.83      32,943     8.003      299.02       711      89.7
$40,000.01 - $50,000.00 .......     179,688,521     4,386        10.46      40,969     7.905      298.65       710      87.2
$50,000.01 - $60,000.00 .......     175,336,178     3,394        10.21      51,661     8.168      298.62       711      89.1
$60,000.01 - $70,000.00 .......     133,636,622     2,224         7.78      60,088     8.153      298.58       715      89.5
$70,000.01 - $80,000.00 .......     117,291,071     1,778         6.83      65,968     8.114      298.35       713      88.7
$80,000.01 - $90,000.00 .......      80,594,458     1,073         4.69      75,111     8.008      298.68       715      89.6
$90,000.01 - $100,000.00 ......     132,233,083     1,783         7.70      74,163     7.601      298.34       708      80.9
$100,000.01 - $125,000.00 .....     115,070,658     1,144         6.70     100,586     8.487      298.04       720      91.3
$125,000.01 - $150,000.00 .....     118,634,216       957         6.91     123,965     8.463      298.67       714      88.2
$150,000.01 - $175,000.00 .....      59,035,488       412         3.44     143,290     8.452      298.68       717      88.7
$175,000.01 - $200,000.00 .....      88,395,957       588         5.15     150,333     8.198      298.31       715      83.3
$200,000.01 - $225,000.00 .....      19,184,561       109         1.12     176,005     7.716      298.54       714      87.3
$225,000.01 - $250,000.00 .....      36,472,342       191         2.12     190,955     7.703      298.46       718      84.1
$250,000.01 - $275,000.00 .....      11,390,467        50         0.66     227,809     7.646      298.75       723      84.9
$275,000.01 - $300,000.00 .....      21,287,555        91         1.24     233,929     7.691      297.75       727      79.6
$300,000.01 - $325,000.00 .....       7,553,631        28         0.44     269,773     8.112      298.66       724      85.1
$325,000.01 - $350,000.00 .....      14,847,196        53         0.86     280,136     8.137      298.83       731      83.8
$350,000.01 - $375,000.00 .....       8,455,640        28         0.49     301,987     7.908      298.67       727      90.4
$375,000.01 - $400,000.00 .....      12,630,641        42         0.74     300,730     7.522      298.66       716      83.2
$400,000.01 - $425,000.00 .....       5,438,895        17         0.32     319,935     8.204      298.66       733      82.9
$425,000.01 - $450,000.00 .....       9,825,082        27         0.57     363,892     7.947      298.58       718      82.9
$450,000.01 - $475,000.00 .....       3,531,255        16         0.21     220,703     7.943      298.74       728      86.3
$475,000.01 - $500,000.00 .....      21,133,775        63         1.23     335,457     7.196      298.65       726      73.7
$500,000.01 - $525,000.00 .....       1,521,658         7         0.09     217,380     8.606      298.25       725      92.7
$525,000.01 - $550,000.00 .....       3,312,783         8         0.19     414,098     8.039      298.82       726      89.7
$550,000.01 - $575,000.00 .....       1,456,331         3         0.08     485,444     8.772      298.61       716      88.1
$575,000.01 - $600,000.00 .....       4,348,563        10         0.25     434,856     7.506      298.08       713      79.3
$600,000.01 - $625,000.00 .....       2,171,750         4         0.13     542,938     8.177      298.71       714      85.2
$625,000.01 - $650,000.00 .....       3,029,231         7         0.18     432,747     7.924      298.09       755      78.8
$650,000.01 - $675,000.00 .....       2,011,903         4         0.12     502,976     7.125      297.01       719      83.3
$675,000.01 - $700,000.00 .....       6,196,033        10         0.36     619,603     7.628      298.49       730      79.2
$700,000.01 - $725,000.00 .....         706,500         1         0.04     706,500     9.125      298.00       655      71.1
$725,000.01 - $750,000.00 .....       3,048,845         6         0.18     508,141     7.641      297.61       720      79.4
$750,000.01 - $775,000.00 .....       1,484,999         5         0.09     297,000     7.297      298.46       734      83.4
$775,000.01 - $800,000.00 .....       4,023,254         7         0.23     574,751     7.871      299.01       736      81.4
$800,000.01 - $825,000.00 .....       1,290,313         3         0.08     430,104     8.878      299.37       686      83.7
$825,000.01 - $850,000.00 .....       2,516,941         4         0.15     629,235     8.441      298.66       717      86.9
$850,000.01 - $875,000.00 .....       1,711,685         2         0.10     855,843     8.510      299.50       751      83.5
$875,000.01 - $900,000.00 .....       4,358,073         5         0.25     871,615     7.834      299.00       715      80.3
$900,000.01 - $925,000.00 .....       1,885,828         4         0.11     471,457     7.055      291.36       731      79.3
$925,000.01 - $950,000.00 .....       1,617,175         2         0.09     808,588     8.147      298.59       702      79.3
$950,000.01 - $975,000.00 .....         640,211         3         0.04     213,404     7.734      298.16       728      75.2
$975,000.01 - $1,000,000.00 ...       9,659,337        19         0.56     508,386     7.021      298.68       730      75.2
Greater than $1,000,000.00 ....      24,317,849        23         1.42   1,057,298     7.889      298.23       717      77.3
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========

      As of the Cut-off Date, the average credit limit of the cut-off mortgage loans was approximately $70,092.


                                                             11


                                             Lien Priority for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Lien Priority                       Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
Second Liens ..................  $1,717,988,263    28,717       100.00%  $  59,825     8.039%     298.50       714      86.9%
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========



                                          Delinquency Status for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Delinquency Status                  Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
Current .......................  $1,717,988,263    28,717       100.00%  $  59,825     8.039%     298.50       714      86.9%
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========



                                                             12

                                           Origination Year for the Mortgage Loans

                                                                                                          Weighted  Weighted
                                                            Percent of              Weighted    Weighted   Average   Average
                                      Aggregate    Number    Aggregate     Average   Average     Average    Credit  Combined
                                      Principal        of    Principal     Current     Gross   Remaining    Bureau  Loan-to-
                                        Balance  Mortgage      Balance   Principal  Mortgage        Term      Risk     Value
Origination Year                    Outstanding     Loans  Outstanding     Balance      Rate    (months)     Score     Ratio
-------------------------------  --------------  --------  -----------   ---------  --------   ---------  --------  --------
1996  .........................  $       14,332         1         0.00%  $  14,332     8.000%     182.00       748      72.1%
1998  .........................          38,469         3         0.00      12,823     7.000      210.63       733      62.8
1999  .........................          44,795         3         0.00      14,932     9.072      224.64       672      88.1
2000  .........................       5,257,330       225         0.31      23,366     8.986      237.58       722      80.3
2002  .........................           4,880         1         0.00       4,880     7.000      260.00       784      99.0
2003  .........................         800,025        47         0.05      17,022     8.031      270.57       769      61.9
2004  .........................       2,262,470        98         0.13      23,086     7.571      284.00       733      77.9
2005  .........................   1,703,827,718    28,265        99.18      60,280     8.032      298.72       714      87.0
2006  .........................       5,738,243        74         0.33      77,544     9.516      299.78       718      91.0
                                 --------------  --------  -----------
    Total .....................  $1,717,988,263    28,717       100.00%
                                 ==============  ========  ===========



                                                             13


         Mortgage Loan Statistics
         ------------------------

         For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Mortgage Loans as of the Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------

Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.
----         ------------------------------------------------------------------

             (a) Not applicable.

             (b) Not applicable.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CWHEQ, INC.


                                           By: /s/ Leon Daniels, Jr.
                                               -------------------------------
                                                  Name:  Leon Daniels, Jr.
                                                  Title:    Vice President



Dated:  January 18, 2006